EXECUTION VERSION THIRD AMENDMENT TO CREDIT AGREEMENT THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 21, 2019 among ROADRUNNER TRANSPORTATION SYSTEMS, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company identified as “Subsidiary Guarantors” on the signature pages to the Credit Agreement (the “Subsidiary Guarantors”), the Lenders (as defined below) party hereto and BMO HARRIS BANK N.A., as Administrative Agent (the “Term Administrative Agent”), each of which is a party to the Existing Credit Agreement (as defined below). WHEREAS, Company, the Subsidiary Guarantors, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Term Administrative Agent are parties to that certain Credit Agreement dated as of February 28, 2019 (as amended, supplemented, or otherwise modified from time to time prior to this Amendment and as in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”, and as amended by this Amendment and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Amended Credit Agreement”). WHEREAS, the Company and the Subsidiary Guarantors request that the Lenders and the Term Administrative Agent amend the Existing Credit Agreement in certain respects, and the Lenders party hereto and the Term Administrative Agent are willing to so amend the Existing Credit Agreement, as set forth below. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein. Section 2. Amendments to the Existing Credit Agreement. The Company, the Subsidiary Guarantors, the Lenders and the Term Administrative Agent agree that on the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the changed pages (including the Specified Disposition Summary in Schedule A) attached as Exhibit A hereto. Each of the parties acknowledges and agrees that its obligations under the Loan Documents are, effective as of the Third Amendment Effective Date, modified as necessary to accommodate the amendment of the Existing Credit Agreement pursuant hereto. Section 3. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Term Administrative Agent and the Lenders that as of the Third Amendment Effective Date: 3.01. each of the representations and warranties set forth in the Amended Credit Agreement and in the other Loan Documents are true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of such earlier date, and except that for purposes of this Section 3.01, (i) the representations and warranties contained in Section 6.05(a) and (c) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 7.01 of the Amended Credit Agreement and (ii) the AmericasActive:14047748.3

representations and warranties contained in Section 6.05(b) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 7.01 of the Amended Credit Agreement; and 3.02. both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, no Default shall have occurred and be continuing, or would result therefrom. Section 4. Conditions Precedent to this Amendment. This Amendment shall become effective as of the date, upon which each of the following conditions precedent shall be satisfied or waived (the “Third Amendment Effective Date”): 4.01. Amendment. The Term Administrative Agent shall have received counterparts of this Amendment, executed by the Loan Parties, the Term Administrative Agent and the Required Supermajority Lenders. 4.02. ABL Amendment. The Term Administrative Agent shall have received a fully executed copy of the third amendment to the ABL Loan Agreement with substantially similar amendments to this Amendment and otherwise in form and substance acceptable to the Term Administrative Agent. 4.03. Amendment Fee. As consideration for the agreements set forth herein, the Company agrees to pay to the Lenders on a pro rata basis an amendment fee equal to $100,000. 4.04. Costs and Expenses. The Company shall have paid all reasonable and documented and invoiced out-of-pocket costs and expenses of the Term Administrative Agent in connection with this Amendment. Section 5. Reference to and Effect Upon the Existing Credit Agreement. 5.01. Except as specifically amended or waived above, the Existing Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. 5.02. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Term Administrative Agent or any Lender under the Existing Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any Loan Document, except as specifically set forth herein. Section 6. Ratification of Liability. As of the Third Amendment Effective Date, the Company and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents to which they are a party, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which they are a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations, and as of the Third Amendment Effective Date, each such Person hereby confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Amended Credit Agreement or any other Loan Document. As of the Third Amendment Effective Date, the Company and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Amended Credit Agreement (including, without limitation, all 2 AmericasActive:14047748.3 additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Amended Credit Agreement or any other Loan Document). As of the Third Amendment Effective Date, the Company and the other Loan Parties (a) further acknowledge receipt of a copy of this Amendment, (b) consent to the terms and conditions of same, and (c) agree and acknowledge that each of the Loan Documents to which they are a party remain in full force and effect and is hereby ratified and confirmed. Section 7. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Amendment is a Loan Document for all purposes of the Amended Credit Agreement. This Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment. Section 8. GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS. Section 9. Release and Waiver. The Loan Parties each do hereby release the Term Administrative Agent and each of the Lenders and each of their officers, directors, employees, agents, attorneys, personal representatives, successors, predecessors and assigns from all manner of actions, cause and causes of action, suits, deaths, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands, whatsoever, in law or in equity, and particularly, without limiting the generality of the foregoing, in connection with the Amended Credit Agreement and the other Loan Documents and any agreements, documents and instruments relating to the Amended Credit Agreement and the other Loan Documents and the administration of the Amended Credit Agreement and the other Loan Documents, all indebtedness, obligations and liabilities of the Loan Parties to the Term Administrative Agent or any Lender and any agreements, documents and instruments relating to the Amended Credit Agreement and the other Loan Documents (collectively, the “Claims”), which the Loan Parties now have against the Term Administrative Agent or any Lender or ever had, or which might be asserted by their heirs, executors, administrators, representatives, agents, successors, or assigns based on any Claims which exist on or at any time prior to the date of this Amendment. The Loan Parties expressly acknowledge and agree that they have been advised by counsel in connection with this Amendment and that they each understand that this Section 9 constitutes a general release of the Term Administrative Agent and the Lenders and that they each intend to be fully and legally bound by the same. The Loan Parties further expressly acknowledge and agree that this general release shall have full force and effect notwithstanding the occurrence of a breach of the terms of this Amendment or an Event of Default or Default under the Amended Credit Agreement. [signature pages follow] 3 AmericasActive:14047748.3

TERM ADMINISTRATIVE AGENT: BMO HARRIS BANK N.A., as Term Administrative Agent By: Name: Isabella Battista Title: Director LENDERS: BMO HARRIS BANK N.A., as a Lender By: Name: Isabella Battista Title: Director [Signature Page to RRTS Third Amendment]

EXHIBIT A Changed pages to Credit Agreement [Attached.]

EXECUTION VERSION CONFORMED THROUGH SECONDTHIRD AMENDMENT, DATED SEPTEMBER 13OCTOBER 21, 2019 CREDIT AGREEMENT Dated as of February 28, 2019 among ROADRUNNER TRANSPORTATION SYSTEMS, INC., as a Borrower and THE SUBSIDIARIES OF ROADRUNNER TRANSPORTATION SYSTEMS, INC. SIGNATORY HERETO AS SUBSIDIARY GUARANTORS, each as a Guarantor, and CERTAIN FINANCIAL INSTITUTIONS, as Lenders, and BMO HARRIS BANK N.A., as Administrative Agent, and BMO CAPITAL MARKETS CORP., as Lead Arranger and Book Runner AmericasActive:14048044.114048044.6

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1 1.01 Defined Terms 1 1.02 Other Interpretive Provisions 36 1.03 Accounting Terms 3637 1.04 Uniform Commercial Code 3738 1.05 Rounding 3738 1.06 Times of Day 3738 1.07 Reserved. 3738 ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 3738 2.01 Loan Commitments 3738 2.02 Borrowings, Conversions and Continuations of Loans 39 2.03 Reserved 4041 2.04 Reserved 4041 2.05 Repayment of Loans 4041 2.06 Prepayments 4142 2.07 Termination or Reduction of Commitments 45 2.08 Interest 4546 2.09 Fees 46 2.10 Computation of Interest and Fees 4647 2.11 Evidence of Debt 4647 2.12 Payments Generally; the Administrative Agent’s Clawback 47 2.13 Sharing of Payments by Lenders 4849 2.14 Reserved 4950 2.15 Nature and Extent of Each Borrower’s Liability 4950 2.16 Reserved. 5253 2.17 Defaulting Lenders 5253 2.18 Reserved 5354 2.19 Designation of Subsidiaries as Unrestricted Subsidiaries 5354 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 54 3.01 Taxes 54 3.02 Illegality 5758 3.03 Inability to Determine Rates; Discontinuation of LIBOR 58 3.04 Increased Costs; Reserves on LIBOR Loans 59 3.05 Compensation for Losses 6061 i

3.06 Mitigation Obligations; Replacement of Lenders 6061 ARTICLE IV SECURITY AND ADMINISTRATION OF COLLATERAL 6162 4.01 Security 6162 4.02 Collateral Administration 6162 4.03 After Acquired Property; Further Assurances 6364 4.04 Cash Management 6465 4.05 Information Regarding Certain Collateral 6566 ARTICLE V CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 6566 5.01 Conditions of Initial Credit Extension 6566 5.02 Conditions to all Credit Extensions 6869 ARTICLE VI REPRESENTATIONS AND WARRANTIES 69 6.01 Existence, Qualification and Power 69 6.02 Authorization; No Contravention 6970 6.03 Governmental Authorization; Other Consents 6970 6.04 Binding Effect 6970 6.05 Financial Statements; No Material Adverse Effect 6970 6.06 Litigation 7071 6.07 No Default 7071 6.08 Ownership of Property; Liens 7071 6.09 Environmental Compliance 71 6.10 Insurance 7172 6.11 Taxes 72 6.12 ERISA Compliance 7273 6.13 Subsidiaries and Equity Interests 73 6.14 Margin Regulations; Investment Company Act 7374 6.15 Disclosure 7374 6.16 Compliance with Laws 7374 6.17 Intellectual Property; Licenses, Etc 7374 6.18 Labor Matters 74 6.19 Deposit Accounts, Securities Accounts and Commodity Accounts 7475 6.20 Reserved 7475 6.21 Anti-Terrorism Laws and Foreign Asset Control Regulations 7475 6.22 Brokers 76 6.23 Customer and Trade Relations 76 6.24 Material Contracts 7677 6.25 Casualty 7677 ii

6.26 Senior Indebtedness 7677 6.27 Relations with Vendors and Customers 7677 6.28 Aircraft Parts 7677 6.29 Rolling Stock 77 6.30 Aircraft Matters. 7778 6.31 Reserved. 78 ARTICLE VII AFFIRMATIVE COVENANTS 7879 7.01 Financial Statements 7879 7.02 Other Information 7980 7.03 Notices 81 7.04 Payment of Obligations 82 7.05 Preservation of Existence, Etc 82 7.06 Maintenance of Properties 8283 7.07 Maintenance of Insurance; Condemnation Proceeds 8283 7.08 Compliance with Laws 8384 7.09 Books and Records 84 7.10 Inspection Rights and Appraisals; Meetings with the Administrative Agent 84 7.11 Use of Proceeds 8485 7.12 New Subsidiaries 85 7.13 Compliance with ERISA 86 7.14 Further Assurances 86 7.15 Licenses 8687 7.16 Environmental Laws 8687 7.17 Leases, Mortgages and Third-Party Agreements 8687 7.18 Material Contracts 8788 7.19 Treasury Management and Other Services 8788 7.20 Reserved. 8788 7.21 Post-Closing Agreements 8788 7.22 Beneficial Ownership Regulation 88 ARTICLE VIII NEGATIVE COVENANTS 8889 8.01 Indebtedness 8889 8.02 Liens 9092 8.03 Investments 9293 8.04 Fundamental Changes 9394 8.05 Dispositions 9495 8.06 Restricted Payments 9596 iii

8.07 Change in Nature of Business 9596 8.08 Transactions with Affiliates 9596 8.09 Burdensome Agreements 9597 8.10 Use of Proceeds 9697 8.11 Prepayment of Indebtedness; Amendment to Material Agreements 9697 8.12 Reserved. 9798 8.13 Creation of New Subsidiaries 9798 8.14 Securities of Subsidiaries 9798 8.15 Sale and Leaseback 9798 8.16 Organization Documents; Fiscal Year 9799 8.17 Reserved. 9799 8.18 Anti-Money Laundering and Terrorism Laws and Regulations 9799 8.19 Economic Sanctions Laws and Regulations 9899 8.20 Reserved. 9899 8.21 Aircraft Operations 9899 ARTICLE IX EVENTS OF DEFAULT AND REMEDIES 98100 9.01 Events of Default 98100 9.02 Remedies Upon Event of Default 100102 9.03 Application of Funds 101102 ARTICLE X ADMINISTRATIVE AGENT 103104 10.01 Appointment and Authority 103104 10.02 Rights as a Lender 103105 10.03 Exculpatory Provisions 103105 10.04 Reliance by the Administrative Agent 104106 10.05 Delegation of Duties 104106 10.06 Resignation of the Administrative Agent 105106 10.07 Non-Reliance on the Administrative Agent and Other Lenders 105107 10.08 No Other Duties, Etc 106107 10.09 The Administrative Agent May File Proofs of Claim; Credit Bidding 106107 10.10 Collateral Matters 107108 10.11 Other Collateral Matters 107109 10.12 Credit Product Arrangement Provisions 108109 ARTICLE XI MISCELLANEOUS 108110 11.01 Amendments, Etc 108110 11.02 Notices; Effectiveness; Electronic Communication 111112 11.03 No Waiver; Cumulative Remedies 113114 iv

11.04 Expenses; Indemnity; Damage Waiver 113115 11.05 Marshalling; Payments Set Aside 115117 11.06 Successors and Assigns 116117 11.07 Treatment of Certain Information; Confidentiality 120122 11.08 Right of Setoff 121122 11.09 Interest Rate Limitation 121123 11.10 Counterparts; Integration; Effectiveness 122123 11.11 Survival 122123 11.12 Severability 122124 11.13 Replacement of Lenders 122124 11.14 Governing Law; Jurisdiction; Etc 123125 11.15 Waiver of Jury Trial 124126 11.16 Electronic Execution of Assignments and Certain Other Documents 124126 11.17 USA PATRIOT Act Notice 125126 11.18 No Advisory or Fiduciary Responsibility 125126 11.19 Attachments 125127 11.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions 125127 ARTICLE XII CONTINUING GUARANTY 127129 12.01 Guaranty 127129 12.02 Rights of Lenders 127129 12.03 Certain Waivers 128129 12.04 Obligations Independent 128130 12.05 Subrogation 128130 12.06 Termination; Reinstatement 128130 12.07 Subordination 128130 12.08 Stay of Acceleration 129130 12.09 Condition of Borrowers 129130 12.10 Keepwell 129131 v

SCHEDULES 1.01 [Reserved] 1.02 Unrestricted Subsidiaries 1.03(a) Term Loan A Equipment 1.03(b) Term Loan B Equipment 1.04 [Reserved] 2.01 Commitments and Applicable Percentages 4.05 Information Regarding Collateral 6.06 Litigation 6.08 Owned and Ground Lease Real Property 6.09 Environmental Matters 6.10 Insurance 6.12 Pension Plans 6.13 Subsidiaries and Equity Interests 6.18 Labor Matters 6.19 Deposit Accounts, Securities Accounts and Commodity Accounts 6.24 Material Contracts 6.28 Aircraft Parts Locations 6.29(a) Rolling Stock 6.29(b) Rolling Stock Locations 6.30(a) Aircraft 6.30(b) Aircraft Locations 7.21 Post-Closing Agreements 8.01 Existing Indebtedness 8.02 Existing Liens 8.03 Existing Investments 8.08 Transactions with Affiliates 11.02 Addresses for Notices 11.06 Disqualified Institutions A Specified Disposition Summary EXHIBITS Form of A-1 Term Loan A Note A-2 Term Loan A FILO Note A-3 Term Loan B Note A-4 CapX Loan Note B Compliance Certificate C Security Agreement D Assignment and Assumption Agreement E Joinder Agreement vi

the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Appropriate Lender” means, at any time, with respect to any Facility, a Lender that has a Commitment with respect to such Facility or holds a Loan under such Facility at such time. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means BMO Capital Markets Corp.. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D or any other form approved by the Administrative Agent. “Assumed Indebtedness” means Indebtedness of a Person which is (a) in existence at the time such Person becomes a Subsidiary or (b) assumed in connection with an Investment in or Acquisition of such Person, and which, in each case, (i) has not been incurred or created in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary, (ii) only such Person (or its Subsidiaries so acquired) are obligors with respect to such Indebtedness, (iii) such Indebtedness is not a revolving loan facility; and (iv) such Indebtedness is not secured by any Liens on Accounts or Aircraft Parts. “Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease, and (c) in respect of any sale and leaseback transaction, the present value (discounted at the implied interest rate in such transaction compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended). “Audited Financial Statements” means the audited Consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2017 and the related Consolidated statement of operations, stockholders’ investment and cash flows for the fiscal year of the Company and its Subsidiaries then ended, including the notes thereto. “Auditor” has the meaning specified in Section 7.01(a). “Availability Period” means in respect of the CapX Facility, the period from the Effective Date to the earliest of (i) the date that is five (5) years after the Effective Date, (ii) the Maturity Date, (iii) the date on which the CapX Loans under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise), (iv) the Third Amendment Effective Date and (ivv) the date on which the CapX Commitment is terminated pursuant to Section 2.07. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. 4 purposes of compliance with Section 8.03, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the Fair Market Value of such property at the time of such transfer or exchange. “IP Rights” rights of any Person to use any Intellectual Property. “Joinder” means a joinder agreement substantially in the form of Exhibit E to this Agreement. “Junior Lien Credit Agreement” means a credit agreement, among certain of the Loan Parties and certain of the Permitted Holders, as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and the terms of the Junior Lien Intercreditor Agreement. “Junior Lien Debt” means the Indebtedness evidenced by the Junior Lien Credit Agreement. “Junior Lien Documents” means the Junior Lien Credit Agreement and all other security agreements, indentures, pledge agreements and other agreements, instruments and documents heretofore or hereafter executed or in connection with the Junior Lien Credit Agreement. “Junior Lien Intercreditor Agreement” means an intercreditor agreement in form and substance reasonably satisfactory to the Borrower, the Administrative Agent and the Required Lenders, as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Leasing Services” has the meaning specified in the definition of Treasury Management and Other Services. “Lender” has the meaning specified in the introductory paragraph hereto. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower Agent and the Administrative Agent. “LIBOR Loan” means a Loan that bears interest a rate based on clause (a) of the definition of “LIBOR Rate.” “LIBOR Rate” means: (a) for any Interest Period with respect to a LIBOR Loan, the rate per annum equal to (but in no event less than zero) (i) the ICE Benchmark Administration (or the successor thereto if the ICE Benchmark Administration is no longer making the LIBOR Rate available) LIBOR Rate (“ICE LIBOR”), as published by Reuters (or such other commercially available source providing quotations of ICE 21

“Secured Party” means (a) each Lender, (b) each Credit Product Provider, (c) the Administrative Agent, (d) the Arranger and (e) the successors and assigns of each of the foregoing. “Secured Party Expenses” has the meaning specified in Section 11.04(a). “Securities Laws” means the Securities Act of 1933, the Exchange Act, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder. “Security Agreement” means the Pledge and Security Agreement and Irrevocable Proxy dated as of the Effective Date by the Loan Parties and the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit C. “Security Instruments” means, collectively or individually as the context may indicate, the Security Agreement, the Control Agreements, the Aircraft Mortgages, the Aircraft Related Documents, the Mortgages, the Mortgage Related Documents, the Copyright Security Agreement, the Trademark Security Agreement, the Patent Security Agreement, each Lien Waiver and all other agreements (including securities account control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which any Loan Party or other Person shall grant or convey to the Administrative Agent or the Lenders a Lien in property as security for all or any portion of the Obligations. “Solvent” means, as to any Person, such Person (a) owns property or assets whose fair salable value is greater than the amount required to pay all of its debts (including contingent, subordinated, unmatured and unliquidated liabilities); (b) owns property or assets whose present fair salable value (as defined below) is greater than the probable total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person as they become absolute and matured; (c) is able to pay all of its debts as they mature; (d) has capital that is not unreasonably small for its business and is sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (e) is not “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code; and (f) has not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Loan Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Person or any of its Affiliates. “Fair salable value” means the amount that could be obtained for assets within a reasonable time, either through collection or through sale under ordinary selling conditions by a capable and diligent seller to an interested buyer who is willing (but under no compulsion) to purchase. For purposes hereof, the amount of all contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, can reasonably be expected to become an actual or matured liability. “Specified Debt Payment” means any prepayment of Indebtedness made pursuant to Section 8.11(a)(v). “Specified Dispositions” means those certain Dispositions described in Schedule A. “Specified Investment” means any Investment made pursuant to Section 8.03(l). “Specified Loan Party” means a Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 2.15(c)). “Specified Restricted Payment” means any Restricted Payment pursuant to Section 8.06(e) or (f). 31

“Term Loan Priority Account” has the meaning specified in Section 7.21(f). “Term Loan Priority Collateral” has the meaning given such term in the Intercreditor Agreement. “Third Amendment Effective Date” means October 21, 2019. “Threshold Amount” means $10,000,000. “Total Credit Exposure” means, as to any Lender at any time, the unused outstanding Commitments of such Lender and the Credit Exposure of such Lender at such time. “Trade and Replacement Plan” means any plan or program providing for the trade or replacement of Rolling Stock. “Trade Date” has the meaning specified in Section 11.06(i)(a). “Trademark Security Agreement” means any trademark security agreement pursuant to which any Loan Party assigns to the Administrative Agent, for the benefit of the Secured Parties, such Person’s interest in its trademarks as security for the Obligations. “Tranche A Lenders” means, collectively, Tranche A Term Lenders and Tranche A FILO Lenders. “Tranche A Loans” means, collectively, Tranche A Term Loans and Tranche A FILO Term Loans. “Tranche A Term Borrowing” means a borrowing consisting of simultaneous Tranche A Term Loans of the same Type and, in the case of LIBOR Loans, having the same Interest Period, made by each of the Tranche A Term Lenders pursuant to Section 2.02. “Tranche A Term Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Tranche A Term Loans. “Tranche A Term Lender” means each Lender that has a Tranche A Term Loan Commitment or, following termination of the Tranche A Term Loan Commitments, has Tranche A Term Credit Exposure. “Tranche A Term Loan” means a Base Rate Loan or a LIBOR Loan made to the Borrowers pursuant to Section 2.01(b). “Tranche A Term Loan Commitment” means, as to each Tranche A Term Lender, its obligation to make Tranche A Term Loans to the Borrowers pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Tranche A Term Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Tranche A Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Tranche A Term Loan Commitment for all Tranche A Term Lenders is $40,357,469. “Tranche A Term Loan Facility” means the facility described in Section 2.01(b), providing for Tranche A Term Loans to the Borrowers. 34 party and the funding of the Term Loan Credit Facilities and (c) the payment in full and cancellation of the Existing Credit Facility. “Treasury Management and Other Services” means (a) all arrangements for the delivery of treasury and cash management services, (b) all commercial credit card, purchase card, p-card and merchant card services; and (c(c) leasing arrangement and services (including equipment leasing) (“Leasing Services”); and (d) all other banking products or services, including trade and supply chain finance services, in each case, to or for the benefit of any Loan Party or an Affiliate of any Loan Party which are entered into or maintained with a Lender or an Affiliate of a Lender and which are not prohibited by the express terms of the Loan Documents. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a LIBOR Loan. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of Illinois; provided that if, with respect to any financing statement or by reason of any mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to any applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than Illinois, the term “UCC” shall also include the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement, each Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection. “United States” and “U.S.” mean the United States of America. “Unrestricted Subsidiary” means any Subsidiary of the Company that has been designated as an Unrestricted Subsidiary in accordance with Section 6.13. Each UnrestrictedNo Subsidiary as of the Company is an Unrestricted Subsidiary as of the Third Amendment Effective Date is listed on Schedule 1.02 heretoand none shall be designated as an Unrestricted Subsidiary thereafter. “Unused Fee” has the meaning specified in Section 2.09(b). “Unused Fee Rate” means a per annum rate equal to 0.50%. “U.S. Economic Sanctions” shall have the meaning specified in Section 6.21. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “Used CapX Equipment” means CapX Equipment consisting of used trailers that are (i) currently being leased by a Loan Party and (ii) less than 60 months old. “Vehicle Title Custodial Agreement” means the Collateral Agency Agreement dated as of the Effective Date among the Loan Parties, the Vehicle Title Service Provider and the Administrative Agent, in form and substance satisfactory to the Administrative Agent. “Vehicle Title Service Provider” means Corporation Service Company, or any successor provider appointed by the Administrative Agent. “Voting Stock” means in relation to a Person, shares of Equity Interests entitled to vote generally in the election of directors to the board of directors or equivalent governing body of such Person. 36

(vi) each CapX Loan shall not exceed (A) with respect to New CapX Equipment, 85% of the Cost of such New CapX Equipment to be financed by such CapX Loan and (B) with respect to Used CapX Equipment, 85% of the NOLV of such Used CapX Equipment to be financed by such CapX Loan. It is understood and agreed that the Company will deliver to the Administrative Agent the information required above, together with such additional information regarding the CapX Equipment that the Administrative Agent reasonably requests, and such information shall be provided at least 10 days (or such shorter period, as the Administrative Agent shall agree) prior to the making of any CapX Loan. Upon the making of a CapX Loan, a portion of the CapX Commitment shall expire upon funding in an amount equal to the funded CapX Loan. No more than ten (10) CapX Loans shall be made during the term of this Agreement. Notwithstanding anything to the contrary, CapX Loans shall not be available during the period commencing on the First Amendment Effective Date and continuing until the Administrative Agent’s receipt of the December 1, 2019 quarterly amortization payments pursuant to Section 2.05. Notwithstanding the foregoing, or anything else herein to the contrary, the Administrative Agent, the CapX Lenders and the Loan Parties hereby acknowledge and agree that from and after the Third Amendment Effective Date, the Borrower shall not be entitled to request, and no CapX Lender shall be required or permitted to make, any new CapX Loans. (f) [Reserved]. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of LIBOR Loans shall be made upon the Borrower Agent’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 12:00 noon (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of LIBOR Loans or of any conversion of LIBOR Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower Agent pursuant to this Section 2.02(a) must be promptly confirmed in writing by a Responsible Officer of the Borrower Agent. Each Borrowing of, conversion to or continuation of LIBOR Loans shall be in a principal amount of $500,000 or a whole multiple of $50,000 in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each such notice (whether telephonic or written) shall specify (i) whether the Borrowers are requesting a Tranche A Term Borrowing, a Tranche A FILO Term Borrowing, a Tranche B Term Borrowing or a CapX Borrowing, (ii) the principal amount of Loans to be borrowed, converted or continued, (iii) the Type of Loans to be borrowed or to which existing Loans are to be converted, (iv) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day) and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrowers fail to specify a Type of Loan or if the Borrowers fail to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable LIBOR Loans. If the Borrowers request a Borrowing of, conversion to, or continuation of LIBOR Loans in any such Committed Loan Notice, but fail to specify an Interest Period, they will be deemed to have specified an Interest Period of one month. (b) Following receipt of a Committed Loan Notice for a Facility, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage under such Facility of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the 40 insurance event is less than $1,000,000100,000, at the month end immediately following) receipt thereof by such Person, first, to the principal repayment installments of the Tranche A Term Loans, in the inverse order of maturity against the remaining scheduled principal payments (or ratably to all remaining scheduled principal payments in the case of a Disposition in connection with the sale of a business), second, to the principal repayment installments of the Tranche A FILO Term Loans, and third, to the principal repayment installments of the Tranche B Term Loans and the CapX Loans, in the inverse order of maturity against the remaining scheduled principal payments (or ratably to all remaining scheduled principal payments in the case of a Disposition in connection with the sale of a business). (B) Term Loan B Equipment. If a Disposition or insurance event occurs with respect to any Term Loan B Equipment, the Borrowers shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds immediately upon (or, if the realization by such Person of Net Cash Proceeds for any such Disposition or insurance event is less than $1,000,000100,000, at the month end immediately following) receipt thereof by such Person, first, to the principal repayment installments of the Tranche B Term Loans, in the inverse order of maturity against the remaining scheduled principal payments (or ratably to all remaining scheduled principal payments in the case of a Disposition in connection with the sale of a business) and second, to the principal repayment installments of the Tranche A Loans and the CapX Loans, in the inverse order of maturity against the remaining scheduled principal payments (or ratably to all remaining scheduled principal payments in the case of a Disposition in connection with the sale of a business). Any prepayment of the Tranche A Loans shall be applied first to the Tranche A Loans that are not Tranche A FILO Term Loans until repaid in full, and then to Tranche A FILO Term Loans. (C) CapX Equipment. If a Disposition or insurance event occurs with respect to any CapX Equipment, the Borrowers shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds immediately upon (or, if the realization by such Person of Net Cash Proceeds for any such Disposition or insurance event is less than $1,000,000100,000, at the month end immediately following) receipt thereof by such Person, first, to the principal repayment installments of the CapX Loan to which such CapX Equipment relates, in the inverse order of maturity against the remaining scheduled principal payments (or ratably to all remaining scheduled principal payments in the case of a Disposition in connection with the sale of a business) and second, ratably to the principal repayment installments of the Tranche A Loans and the Tranche B Term Loans, in the inverse order of maturity against the remaining scheduled principal payments (or ratably to all remaining scheduled principal payments in the case of a Disposition in connection with the sale of a business). Any prepayment of the Tranche A Loans shall be applied first to the Tranche A Loans that are not Tranche A FILO Term Loans until repaid in full, and then to Tranche A FILO Term Loans. (D) Other Property. If a Disposition or insurance event occurs with respect to any property (other than Term Loan A Equipment, Term Loan B Equipment and CapX Equipment) of any Loan Party or any of its Restricted Subsidiaries (other than any Disposition of property permitted by Section 8.05(a), Section 8.05(l) or Section 8.05(m)) which results in the realization by such Person of Net Cash Proceeds in excess of $1,000,000100,000 for any such Disposition and insurance events or $1,000,000100,000 in the aggregate for all such Dispositions and insurance events in any fiscal year, the Borrowers shall prepay an aggregate principal amount of Loans equal to 100% of such 44 excess Net Cash Proceeds immediately upon receipt thereof by such Person, ratably to the principal repayment installments of the Tranche A Loans, Tranche B Term Loans and the CapX Loans, in the inverse order of maturity against the remaining scheduled principal payments (or ratably to all remaining scheduled principal payments in the case of a Disposition in connection with the sale of a business). Any prepayment of the Tranche A Loans shall be applied first to the Tranche A Loans that are not Tranche A FILO Term Loans until repaid in full, and then to Tranche A FILO Term Loans. (ii) Appraisals. If at any time after an appraisal of the Term Loan A Equipment the outstanding principal amount of the Tranche A Term Loans is in excess of 85% of the NOLV of the Term Loan A Equipment as determined by an appraisal prior to the Effective Date, the Borrowers shall promptly prepay the Tranche A Term Loans in an aggregate amount equal to such excess. (iii) BMO as Administrative Agent and Lender. To the extent that BMO is a Lender hereunder, if at any time prior to the Maturity Date (a) BMO voluntarily ceases to be both the ABL Agent and an ABL Lender under the ABL Loan Agreement pursuant to Section 10.06 or 11.06(b) of the ABL Loan Agreement, respectively or (b) BMO ceases to be both the ABL Agent and an ABL Lender under the ABL Loan Agreement for any other reason, then (i) with respect to clause (a), the Borrowers shall prepay all outstanding Obligations, together with any applicable prepayment premium, within 30 days of the date on which BMO ceases to be the ABL Agent and an ABL Lender under the ABL Loan Agreement or (ii) with respect to clause (b), the Borrowers shall prepay all outstanding Obligations, together with any applicable prepayment premium, within 3 Business Days of the date on which BMO ceases to be the ABL Agent and an ABL Lender under the ABL Loan Agreement. (c) Application of Mandatory Prepayments. Subject to Section 9.03: (i) Generally. Subject to Section 2.17, prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentage in respect of the relevant Facilities. (ii) [Reserved]. (d) Reinvestment. Notwithstanding the foregoing, with respect to any Net Cash Proceeds less than $10,000,0005,000,000 realized in connection with a Disposition or insurance event, in each case. described in Section 2.06(b)(i)(D), at the election of the Borrowers (as notified by the Borrower Agent to the Administrative Agent on or prior to the date of such Disposition or insurance event or receipt of proceeds) and so long as no Default shall have occurred and be continuing, such Loan Party or such Restricted Subsidiary may reinvest all or any portion of such Net Cash Proceeds in operating assets within 180 days after the receipt of such Net Cash Proceeds (the consummation of such reinvestment to be certified by the Borrowers in writing to the Lender within such period); provided, however, that any Net Cash Proceeds not so reinvested in excess of $250,000 in any fiscal year shall be immediately applied to the prepayment of the Loans as set forth in Section 2.06(c). If Administrative Agent, after consultation with the Borrowers agrees in its reasonable discretion to permit such repair or replacement, such amount shall, unless an Event of Default is in existence, be remitted to Borrowers for use in replacing or repairing the Collateral so Disposed of or subject to an insurance event at such time and in such amounts as the Administrative Agent may determine in its reasonable credit judgment. If Administrative Agent declines to permit such repair or replacement in its reasonable discretion within such 180 day period, such amount shall be applied to the Loans in the manner otherwise specified in this Section 2.06(d). 45

Agent of any default by the applicable Loan Party or Restricted Subsidiary with respect to such leases or mortgages, deeds of trust or similar security documents and (iii) promptly cure any such default by the applicable Loan Party or Restricted Subsidiary. If any such default is not so cured, each Loan Party hereby authorizes the Administrative Agent (as its non-fiduciary agent and on its behalf) to, if elected by the Administrative Agent in its reasonable discretion, make such payments and/or take such other actions as the Administrative Agent may elect in order to cure any such default (whether or not an Event of Default under this Agreement exists at such time). Each Loan Party agrees that the Administrative Agent shall have no obligation to exercise any right to cure hereunder, whether or not such right is exercised on any one or more occasions. 7.18 Material Contracts. Perform and observe all the payment terms and other material terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Administrative Agent and, upon reasonable request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do any of the foregoing, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 7.19 Treasury Management and Other Services. Each Loan Party shall maintain its lockboxes, Deposit Accounts (other than Excluded Deposit Accounts) and primary disbursement accounts exclusively with BMO, and shall utilize BMO or Wells Fargo Bank, National Association for other Treasury Management and Other Services (other than Leasing Services which, for the avoidance of doubt, may be with any Person). 7.20 Reserved. 7.21 Post-Closing Agreements. Notwithstanding anything to the contrary herein or in any other Loan Document, execute and deliver the documents and complete the tasks set forth below as soon as reasonably practicable, but in any event within the time limit specified below, or such later date as the Administrative Agent agrees to in writing: (a) No later than April 30, 2019, (i) execute and deliver a Control Agreement with respect to each Deposit Account listed on part (a) of Schedule 6.19, other than Excluded Deposit Accounts, which shall include all lockboxes and related lockbox accounts used for the collection of Accounts, or (ii) close any such Deposit Account (other than any Excluded Deposit Account) that is not subject to a Control Agreement. (b) No later than April 30, 2019, (i) execute and deliver a Control Agreement with respect to each Securities Account and Commodity Account listed on part (b) of Schedule 6.19, or (ii) close any such Securities Account or Commodity Account that is not subject to a Control Agreement. (c) No later than April 30, 2019, execute and deliver Aircraft Mortgages granting a first priority lien in favor of the Administrative Agent, together with each Aircraft Related Document, with respect to each Aircraft constituting Term Loan Equipment. (d) No later than April 30, 2019, transfer any disbursement accounts to BMO. 89

(o) Indebtedness incurred in connection with any Permitted Earn-Out Payment; (p) Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with Dispositions permitted under Section 8.05(b); (q) Without duplication of Indebtedness permitted under Section 8.01(i)(iii) above, Indebtedness incurred in connection with the financing of insurance premiums in the Ordinary Course of Business; (r) Contingent Obligations arising under indemnity agreements to title insurers to cause such title insurers to issue to the Administrative Agent and/or for the benefit of providers of ABL Obligations title insurance policies; (s) Contingent Obligations related to guaranty obligations of the Company or any of its Subsidiaries with respect to operating leases of the Company’s Domestic Subsidiaries for terminal facilities and other contract obligations (other than Indebtedness) of the Company’s Domestic Subsidiaries not prohibited by this Agreement so long as the same remain Contingent Obligations; (t) Contingent Obligations arising with respect to customary indemnification obligations in favor of sellers in connection with Permitted Acquisitions; (u) Indebtedness or Contingent Obligations related to co-borrower or guaranty obligations of the Company or its Subsidiaries with respect to loans obtained by independent contractors of the Company or its Subsidiaries for the purpose of such independent contractor acquiring trucks or trailers; provided that the aggregate amount of all such Indebtedness or Contingent Obligations, together with the aggregate amount of Investments permitted under Section 8.03(i), shall not exceed $15,000,000 at any one time outstanding; (v) Assumed Indebtedness; provided that the aggregate amount of such Assumed Indebtedness does not exceed $7,500,000 in the aggregate at any time outstanding; (w) Refinancing Indebtedness; (x) Without duplication of Indebtedness permitted under Section 8.01(f) above, Attributable Indebtedness; provide that the aggregate amount of such Attributable Indebtedness does not exceed $10,000,000 at any time outstanding; (y) Indebtedness under the Acceptable Letter of Credit Reimbursement Agreement (as defined in the ABL Loan Agreement); and (z) Junior Lien Debt; provided that (i) the aggregate principal amount of such Junior Lien Debt (excluding any increase to such principal amount pursuant to any interest paid in kind) together with any Indebtedness incurred pursuant to clauses (aa) and (bb) below does not exceed $100,000,000 in the aggregate at any time outstanding, (ii) such Indebtedness is subject to the Junior Lien Intercreditor Agreement, (iii) the Junior Lien Credit Agreement and the Junior Lien Intercreditor Agreement shall be executed no later than November 7, 2019, (iv) such Indebtedness has a final maturity at least 180 days after the Maturity Date, (v) no interest (other than interest paid in kind) on such Indebtedness may be paid prior to repayment in full of the Obligations unless the Payment Conditions are satisfied with respect thereto, (vi) no principal amount of such Indebtedness may be voluntarily or mandatorily prepaid prior to repayment in full of the Obligations; provided, that the Indebtedness permitted by this clause (z) may be refinanced at any time by other Indebtedness permitted by this clause (z), (vii) such Indebtedness shall not 92 be secured by property other than the Collateral, (viii) such Indebtedness shall not at any time be incurred or guaranteed by any Person other than a Loan Party and (ix) such Indebtedness shall be on terms, taken as a whole (other than interest rates, rate floors, fees and optional repayment or redemption terms) not materially more restrictive to the Loan Parties than the terms of this Agreement and it shall be subject to customary 10% cushions; (aa) unsecured Indebtedness; provided that (i) the aggregate principal amount of such Indebtedness (excluding any increase to such principal amount pursuant to any interest paid in kind) together with any Indebtedness incurred pursuant to clauses (z) and (bb) does not exceed $100,000,000 in the aggregate at any time outstanding, (ii) such Indebtedness has a final maturity at least 180 days after the Maturity Date, (iii) no interest (other than interest paid in kind) on such Indebtedness may be paid prior to repayment in full of the Obligations, (iv) no principal amount of such Indebtedness may be voluntarily or mandatorily prepaid prior to repayment in full of the Obligations; provided, that the Indebtedness permitted by this clause (aa) may be refinanced at any time by other Indebtedness permitted by clauses (z) or (aa) of this Section 8.01, (v) such Indebtedness shall not at any time be incurred or guaranteed by any Person other than a Loan Party and (vi) the notes, agreements or other documents evidencing such Indebtedness shall acknowledge the restrictions in this clause (aa); and (bb) (z) Otherother unsecured Indebtedness; provided that the aggregate principal amount of such other unsecured Indebtedness (excluding any increase to such principal amount pursuant to any interest paid in kind) (i) does not exceed $20,000,000 and (ii) together with any Indebtedness incurred pursuant to clause (z) and (aa) above does not exceed $100,000,000 in the aggregate at any time outstanding. 8.02 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following (collectively, “Permitted Liens”): (a) Liens pursuant to any Loan Document; (b) Liens existing on the Effective Date as described on Schedule 8.02 (setting forth, as of the Effective Date, the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party or such Restricted Subsidiary subject thereto) and any renewals or extensions thereof, provided that (i) the Lien does not extend to any additional property, and (ii) the obligations secured or benefited thereby constitutes Refinancing Indebtedness; (c) Liens for taxes, assessments or other governmental charges, not yet due or which are being Properly Contested, and which in all cases are junior to the Lien of the Administrative Agent; (d) Liens of carriers, warehousemen, mechanics, materialmen, repairmen, landlords or other like Liens imposed by Law or arising in the Ordinary Course of Business which are not overdue for a period of more than 60 days or which are being Properly Contested; (e) Liens, pledges or deposits in the Ordinary Course of Business in connection with (i) insurance, workers compensation, unemployment insurance and social security legislation, (ii) contracts, bids, government contracts, and surety, appeal, customs, performance and return-of-money bonds and (iii) other similar obligations (exclusive of obligations in respect of the payment for borrowed money), whether pursuant to contracts, statutory requirements, common law or consensual arrangements, other than any Lien imposed by ERISA; 93

(f) Liens arising in the Ordinary Course of Business consisting of deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature, in each case, incurred in the Ordinary Course of Business; (g) Liens with respect to minor defects in title and easements, rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other similar restrictions, charges, encumbrances or title defects affecting Real Property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person and do not materially detract from the value of or materially impair the use by the Loan Parties in the Ordinary Course of Business of the property subject to or to be subject to such encumbrance; (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 9.01 or securing appeal or other surety bonds related to such judgments, and which in all cases are junior to the Lien of the Administrative Agent; (i) Liens securing Indebtedness permitted under Section 8.01(f); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness (including any leases and chattel paper related to such property, any lease or rental payments related to such property and any proceeds of such property) and (ii) the Indebtedness secured thereby does not exceed the cost or Fair Market Value, whichever is lower, of the property being acquired on the date of acquisition; (j) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding leases entered into in the Ordinary Course of Business; (k) operating leases or subleases (other than leases or sublease of any Aircraft subject to an Aircraft Mortgage) granted by the Loan Parties to any other Person in the Ordinary Course of Business; (l) Liens (a) of a collection bank arising under Section 4-210 of the UCC or any comparable or successor provision on items in the course of collection, (b) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the Ordinary Course of Business and (c) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry; (m) Liens in favor of customs and revenue authorities imposed by Law to secure payment of customs duties in connection with the importation of goods and arising in the Ordinary Course of Business which are not overdue for a period of more than 60 days or which are being Properly Contested; (n) Liens on the collateral securing the ABL Obligations to the extent such Liens are permitted by and subject to the Intercreditor Agreement; (o) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (p) Liens securing the Junior Lien Debt permitted under Section 8.01(z); provided that it is at all times subject to the Junior Lien Intercreditor Agreement; and (q) (p) Liens not otherwise permitted by this Section so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby, nor (ii) the aggregate Fair Market Value 94

(d) Dispositions that result from a casualty or condemnation in respect of such property or assets and is not otherwise an Event of Default so long as all proceeds thereof are applied in accordance with Section 2.06(c); (e) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other Intellectual Property rights in the Ordinary Course of Business, (f) (i) the lapse of immaterial registered patents, trademarks, copyrights and other Intellectual Property to the extent maintaining such registered Intellectual Property is not economically desirable in the conduct of its business or (ii) the abandonment of patents, trademarks, copyrights, or other intellectual property rights in the Ordinary Course of Business so long as in each case under clauses (i) and (ii), such lapse or abandonment is not materially adverse to the interests of the Secured Parties; (g) the leasing or subleasing of assets (other than sale and leaseback transactions prohibited under Section 8.15) in the Ordinary Course of Business; (h) Dispositions that consist of the sale or discount in the Ordinary Course of Business of overdue Accounts in connection with the compromise, settlement or collection thereof; provided that the Net Cash Proceeds from such Disposition shall be deposited in a Controlled Deposit Account; (i) Dispositions among the Loan Parties or by any Subsidiary to a Loan Party; (j) Dispositions by any Subsidiary which is not a Loan Party to another Subsidiary that is not a Loan Party; (k) Dispositions of surplus, outdated, obsolete or worn out property in the Ordinary Course of Business; (l) the Specified Dispositions in accordance with Schedule A; or (m) (l) other Dispositions of assets so long as (i) no Event of Default has occurred and is continuing at the time of such Disposition and (ii) the Fair Market Value of all such assets Disposed of, whether individually or in a series of related transactions, does not exceed $5,000,000 in the aggregate in any fiscal year. 8.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that: (a) each Subsidiary may make Restricted Payments, directly or indirectly, to any Borrower; (b) the Company and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person; (c) the Company, the Borrowers and each Restricted Subsidiary may purchase, redeem or otherwise acquire shares of its common stock or other common Equity Interests or warrants or options to acquire any such shares in connection with customary employee or management agreements, plans or arrangements, all in an aggregate amount not to exceed $1,000,000 during the term of this Agreement; (d) the Borrower may acquire its common stock upon the exercise of stock options or the vesting of restricted stock units if such common stock represents a portion of the exercise price of such stock options or in connection with tax withholding obligations arising in connection with such exercise 97 termination of any Indebtedness or (y) any amounts under the Acceptable Letter of Credit Reimbursement Agreement (as defined in the ABL Loan Agreement), including any taxes, fees, charges or other costs or expenses, except: (i) payments when due of regularly scheduled interest and principal payments (including mandatory prepayments arising as a result of a change of control or sale of substantially all assets), other than (x) payments in respect of any Subordinated Debt prohibited by the Subordination Provisions thereof and (y) any payment in respect of the Acceptable Letter of Credit Reimbursement Agreement (as defined in the ABL Loan Agreement); (ii) payments made through the incurrence of Refinancing Indebtedness; (iii) payments of secured Indebtedness that becomes due as a result of a voluntary sale or transfer permitted hereunder of the property securing such Indebtedness; (iv) payments made solely from and substantially contemporaneously with the proceeds of the issuance of Equity Interests by the Company (other than Disqualified Equity Interests); (v) optional payment, prepayments or redemptions in respect of any Indebtedness (other than Subordinated Debt to the extent contrary to the Subordination Provisions applicable thereto) so long as the Payment Conditions are satisfied (a “Specified Debt Payment”); and (vi) payments under paragraph 3 of the Acceptable Letter of Credit Reimbursement Agreement (as defined in the ABL Loan Agreement) after satisfaction of the conditions set forth therein. (b) Amend, modify or change in any manner any term or condition of any Indebtedness permitted under Section 8.01(b), (d), (f), (g), (j), (l) or (n) outstanding on the Effective Date, in each case so that the terms and conditions thereof are less favorable in any material respect to the Administrative Agent and the Lenders than the terms of such Indebtedness as of the Effective Date. (c) Amend, modify or change in any manner any term or condition of the ABL Loan Documents, unless such modifications are expressly permitted by the terms of the Intercreditor Agreement. (d) Amend, modify or change in any manner any term or condition of the Acceptable Letter of Credit Reimbursement Agreement (as defined in the ABL Loan Agreement) without the prior written consent of the Administrative Agent. (e) Amend, modify or change in any manner any term or condition of the Junior Lien Documents, unless such modifications are not prohibited by the terms of the Junior Lien Intercreditor Agreement. 8.12 Reserved. 8.13 Creation of New Subsidiaries. Create or acquire any new Subsidiary after the Effective Date other than Subsidiaries created or acquired in accordance with Section 7.12. 8.14 Securities of Subsidiaries. Permit any Restricted Subsidiary to issue any Equity Interests (whether for value or otherwise) to any Person other than a Loan Party. 99

(a) Subject to Section 9.03(b) below, all payments made by Loan Parties in respect of the Loan Obligations shall be applied (a) first, as specifically required in the Loan Documents; (b) second, to Loan Obligations then due and owing; (c) third, to other Loan Obligations specified by Borrower Agent; and (d) fourth, as determined by the Administrative Agent in its discretion. Any amount applied to the Tranche A Loans shall be applied first to the Tranche A Loans that are not Tranche A FILO Term Loans until repaid in full, and then to Tranche A FILO Term Loans. (b) Notwithstanding any provision to the contrary contained herein, after the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 9.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.17, be applied by the Administrative Agent in the following order: First, to all fees, indemnities, expenses and other amounts (including reasonable fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article IV) due to the Administrative Agent in its capacity as such, until paid in full; Second, to that portion of the Loan Obligations constituting fees, indemnities and other amounts (other than principal, interest and other Obligations expressly described in clauses Third through Sixth below) payable to the Lenders (including reasonable fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them until paid in full; Third, (i) (a) first, with respect to that portion of the Loan Obligations constituting accrued and interest on the Tranche A Loans, the proceeds of Term Loan A Equipment to be distributed ratably among the Tranche A Lenders in proportion to the respective amounts described in this clause Third payable to them until paid in full, (b) second, with respect to that portion of the Obligations constituting unpaid principal of the Tranche A Loans, any remainder of the proceeds of Term Loan A Equipment to be distributed ratably among the Tranche A Lenders in proportion to the respective amounts described in this clause Third payable to them until paid in full and (c), third, with respect to any other Loan Obligations, any remainder of the proceeds of Term Loan A Equipment to be distributed ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them until paid in full, (ii) (a) first, with respect to that portion of the Loan Obligations constituting accrued and interest on the Tranche B Term Loans, the proceeds of Term Loan B Equipment to be distributed ratably among the Tranche B Term Lenders in proportion to the respective amounts described in this clause Third payable to them until paid in full, (b) second, with respect to that portion of the Obligations constituting unpaid principal of the Tranche B Term Loans, any remainder of the proceeds of Term Loan B Equipment to be distributed ratably among the Tranche B Term Lenders in proportion to the respective amounts described in this clause Third payable to them until paid in full and (c), third, with respect to any other Loan Obligations, any remainder of the proceeds of Term Loan B Equipment to be distributed ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them until paid in full and (iii) (a) first, with respect to that portion of the Loan Obligations constituting accrued and interest on the CapX Loans, the proceeds of CapX Equipment to be distributed ratably among the CapX Lenders in proportion to the respective amounts described in this clause Third payable to them until paid in full, (b) second, with respect to that portion of the Obligations constituting unpaid principal of the CapX Loans, any remainder of the proceeds of CapX Equipment to be distributed ratably among the CapX Lenders in proportion to the respective amounts described in this clause Third payable to them until paid in full and (c), third, with respect to any other Loan Obligations, any remainder of the proceeds of CapX Equipment to be distributed ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them until paid in full, ; 104

Fourth, to the payment of Priority Swap Obligations to the extent a Credit Product Reserve has been established therefor, ratably among the Lenders and the applicable Credit Product Providers in proportion to the respective amounts described in this clause Fourth payable to them until paid in full; Fifth, to payment of Conforming Credit Product Obligations (other than (i) Priority Swap Obligations to the extent paid under clause Fourth above and (ii) in respect of Leasing Services) ratably to the Credit Product Providers in proportion to the respective amounts described in this clause Fifth payable to them until paid in full; Sixth, to all other Obligations (including Credit Product Obligations to the extent not paid under clauses Fourth or Fifth above) that are due and payable to the Administrative Agent and the other Secured Parties, or any of them, on such date, ratably based on the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date until paid in full; and Last, the balance, if any, after Payment in Full, to the Borrowers or as otherwise required by Law. Any amount applied to the Tranche A Loans shall be applied first to the Tranche A Loans that are not Tranche A FILO Term Loans until repaid in full, and then to Tranche A FILO Term Loans. (c) Amounts distributed with respect to any Credit Product Obligations shall be the lesser of (i) the maximum Credit Product Obligations last reported to the Administrative Agent or (ii) the actual Credit Product Obligations as calculated by the methodology reported to the Administrative Agent for determining the amount due. The Administrative Agent shall have no obligation to calculate the amount to be distributed with respect to any Credit Product Obligations, and may request a reasonably detailed calculation of such amount from the applicable Credit Product Provider. The allocations set forth in this Section are solely to determine the rights and priorities of Administrative Agent and Secured Parties as among themselves, and may be changed by agreement among them without the consent of any Borrower. This Section is not for the benefit of or enforceable by any Loan Party. (d) For purposes of Section 9.03(b), “paid in full” of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Event, default interest, interest on interest, and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any proceeding under Debtor Relief Laws. (e) Administrative Agent shall not be liable for any application of amounts made by it in good faith under this Section 9.03, notwithstanding the fact that any such application is subsequently determined to have been made in error. ARTICLE X ADMINISTRATIVE AGENT 10.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints BMO to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and no Loan Party shall have rights as a third party beneficiary of 105